Exhibit 10(1)

                                    AMENDMENT

            AMENDMENT (this "Amendment"), dated as of October 14, 1999 among AXSYS TECHNOLOGIES, INC. (formerly, Vernitron Corporation) (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), and PARIBAS (formerly, Banque Paribas), as agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of April 25, 1996 (as amended, modified or supplemented through the date hereof, the "Credit Agreement"); and

            WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

            NOW, THEREFORE, it is agreed:

            1. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the portion of the table appearing therein beginning with "September 30, 1997 and each fiscal quarter thereafter" and ending with the end of the table and (ii) inserting in lieu thereof the following:

              "September 30, 1997            1.20:1.00
               December 31, 1997             1.20:1.00
               March 31, 1998                1.20:1.00
               June 30, 1998                 1.20:1.00
               September 30, 1998            1.20:1.00
               December 31, 1998             1.20:1.00
               March 31, 1998                1.20:1.00
               June 30, 1999                 1.20:1.00
               September 30, 1999            1.20:1.00
               December 31, 1999             1.00:1.00
               March 31, 2000                1.20:1.00"

            2. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the "December 31, 1997 and each fiscal quarter thereafter" and ending with the end of the table and (ii) inserting in lieu thereof the following:

               "December 31, 1997            $12,500,000
                March 31, 1998               $12,500,000
                June 30, 1998                $12,500,000
                September 30, 1998           $12,500,000

                December 31, 1998            $12,500,000
                March 31, 1999               $12,500,000
                June 30, 1999                $ 8,250,000
                September 30, 1999           $ 7,500,000
                December 31, 1999            $ 7,500,000
                March 31, 2000               $12,500,000"

            3. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Amendment Effective Date, after giving effect to the Amendment and the transactions contemplated hereby,
(i) no Default or Event of Default shall exist and (ii) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specified date).

            4. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile) the same to the Agent and (ii) all fees, costs and expenses owing to the Banks including, without limitation, the fees of White & Case LLP, shall have been paid.

            5. This Amendment is limited as specified and shall not constitute modification, acceptance, consent or waiver of any other provision of the Credit Agreement of any other Credit Document.

            6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

            7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                      * * *


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

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                                          AXSYS TECHNOLOGIES, INC.

                                          By: /s/ Raymond F. Kunzmann
                                          -----------------------------
                                          Title: Vice President


                                          PRECISION AEROTECH, INC.

                                          By: /s/ Raymond F. Kunzmann
                                          -----------------------------
                                          Title: Vice President


                                          SPEEDRING SYSTEMS, INC.

                                          By: /s/ Raymond F. Kunzmann
                                          -----------------------------
                                          Title: Vice President


                                          TELETRAC, INC.

                                          By: /s/ Raymond F. Kunzmann
                                          -----------------------------
                                          Title: Vice President


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

                                          PARIBAS,
                                             Individually and as Agent

                                          By: /s/ Donald J. Ercole
                                          -----------------------------
                                          Title: Managing Director

                                          By: /s/ Darryl M. Monasebian
                                          -----------------------------
                                          Title: Director


                                          IBJ WHITEHALL BANK & TRUST
                                            COMPANY

                                          By: /s/ David Thalmann
                                          -----------------------------
                                          Title: Director


                                          FLEET BANK, N.A.

                                          By: /s/ Thomas G. Carley
                                          -----------------------------
                                          Title: Vice President


                                          PARIBAS CAPITAL FUNDING LLC

                                          By: /s/ Jeff Youle
                                          -----------------------------
                                          Title: Managing Director


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